Templeton China
World Fund

---------------------

      [PHOTO OF
J. MARK MOBIUS, PH.D.
    APPEARS HERE]

---------------------

J. Mark Mobius, Ph.D.
President
Templeton China
World Fund
---------------------

Dr. Mobius has been living overseas since earning his Ph.D. in economics and political science at Massachusetts Institute of Technology in 1964. During his extensive travels, he has acquired a thorough knowledge of the business practices and customs that are unique to developing nations. Together with his team of Templeton analysts, Dr. Mobius currently oversees more than $6 billion in emerging market investments for the Templeton Group of Funds.

--------------------------------------------------------------------------------

Your Fund's Objective:

The Templeton China World Fund seeks long-term capital appreciation through equity investments in "China companies."

--------------------------------------------------------------------------------


October 16, 1995

Dear Shareholder:

The fiscal year ended August 31, 1995, was a challenging period for the Templeton China World Fund. During the last six months of 1994, the Chinese stock market declined sharply, as rapid economic growth in China led to a steep rise in inflation, and caused stock prices to plunge. Bearish market sentiment was also fueled by the uncertain health of China's revered leader, Deng Xiao Ping, and the possibility of a trade war with the United States. Hong Kong's economy (closely linked to conditions in China) slowed, and the stock market was adversely affected by rising interest rates, weakening prices of residential property, and concerns about China's takeover of Hong Kong in 1997.

However, the second half of the period under review presented a different picture. The impending trade war with the U.S. was averted on February 26, 1995, when China agreed to increase its protection of copyrighted works by establishing courts to prosecute trademark pirates. China's political arena became less confusing as Deng's influence waned and President Jiang Zemin became more secure in his position. By August 31, 1995, Chinese economic growth stood at about 10%, and inflation had dropped to 20% from 25.2 % in October 1994, after the government tightened credit and imposed price controls. In Hong Kong, the stock market rose when the real estate market, an important storehouse for Hong Kong's private sector wealth, showed signs of recovery. As of August 31, 1995, however, stock prices were still more than 25% off their record January 1994 highs. Speculators who had driven property prices to their overblown level of 18 months earlier appeared to be absent, and residential property buyers seemed to be seeking apartments to live in, rather than as investments.

Within this volatile environment, your Fund posted a return of -29.58% in market-price terms, as shown in the Performance Summary on page 5. Based on the change in actual net asset value (in contrast to market price), total return was -11.13% for the same period.

--------------------------------------------------------------------------------

Templeton China World Fund

Geographic Distribution on 8/31/95
Based on Total Net Assets

                           [PIE CHART APPEARS HERE]

                     Taiwan                           1.8%

                     China                           19.2%

                     Hong Kong                       66.5%

                     Short-Term Obligations
                     & Other Net Assets              12.5%

On August 31, 1995, 87.5% of the Fund's net assets were invested in equities, with the remaining 12.5% in cash and other liquid assets. During the fiscal year, we made several significant changes to the Fund's portfolio. As we found bargains on the Shanghai and Shenzhen exchanges, we increased our Chinese exposure from 14.9% of total net assets on August 31, 1994, to 19.2% on August 31, 1995. Taking advantage of a market correction and resulting bargains, we increased our total exposure in Hong Kong from 37.8% on August 31, 1994, to 66.5% on August 31, 1995. Believing that the Taiwanese market was overvalued, we reduced our Fund's assets there, from 3% to 1.8%.

At the end of the reporting period, New World Development Co. Ltd., the property-oriented conglomerate, was the Fund's largest single investment, followed closely by HSBC Group, the holding company for Hong Kong and Shanghai Banking Corporation's interests around the world. Two other Hong Kong property-oriented companies, Sun Hung Kai Properties and Cheung Kong, were also heavily weighted in the Fund's portfolio. In China, the Fund's largest investments included China Bicycle Company, Tsann Kuen, a small-appliance manufacturer, China Textile Machinery Company, Shanghai Lian Hua Fibre Corporation, and Shanghai Yaohua Pilkington Glass Company.

Given the improving outlook in China, and Hong Kong's strong economy, we remain optimistic about the prospects for the Templeton China World Fund. A large measure of political uncertainty about the future of Hong Kong has been removed by agreement between Britain

--------------------------------------------------------------------------------

Templeton China World Fund

Top 10 Equity Holdings on 8/31/95
Based on Total Net Assets

                                                                      % of Total
Company, Industry, Country                                            Net Assets
--------------------------------------------------------------------------------
New World Development Co. Ltd., Real Estate,
Hong Kong                                                             8.3%
--------------------------------------------------------------------------------
HSBC Holdings PLC, Banking,
Hong Kong                                                             7.7%
--------------------------------------------------------------------------------
Sung Hung Kai Properties Ltd., Real Estate,
Hong Kong                                                             7.1%
--------------------------------------------------------------------------------
Cheung Kong Holdings Ltd., Multi-Industry,
Hong Kong                                                             7.0%
--------------------------------------------------------------------------------
Hang Lung Development Co. Ltd., Real Estate,
Hong Kong                                                             5.5%
--------------------------------------------------------------------------------
Jardine Strategic Holdings Ltd., Multi-Industry,
Hong Kong                                                             2.2%
--------------------------------------------------------------------------------
Jardine Matheson Holdings Ltd., Multi-Industry,
Hong Kong                                                             1.9%
--------------------------------------------------------------------------------
Goldlion Holdings Ltd., Textiles & Apparel,
Hong Kong                                                             1.9%
--------------------------------------------------------------------------------
Dairy Farm International Holdings Ltd.,
Multi-Industry, Hong Kong                                             1.8%
--------------------------------------------------------------------------------
Hopewell Holdings Ltd.,
Construction & Housing, Hong Kong                                     1.8%
--------------------------------------------------------------------------------

For a detailed listing of portfolio holdings, please see page 10 of this report.


and China on a supreme court for the territory after it reverts to Chinese sovereignty in 1997, and on financing the construction of Hong Kong's new airport, which is to be completed early in 1998. Moreover, the Chinese government has made substantial investments in Hong Kong through intermediary firms, a number of provincial governments have large investments there, and many Hong Kong businessmen have poured sizable sums of money into China. Most importantly, President Jiang appears to be a moderate, and the nation's leaders have made it clear that they want Hong Kong to continue as a successful international trade center.

It should be remembered, of course, that investing in an emerging market such as China involves special considerations, which may include risks related to market and currency volatility, adverse social and political developments, and the relatively small size and lesser liquidity of these markets. While short-term volatility can be disconcerting, declines of as much as 40% to 50% are not unusual in emerging markets. For example, the Hong Kong market has increased 763% in the last 15 years, but has suffered six declines of more than 20% during that time./1/

In closing, we would like to mention that, although Sir John Templeton has not been involved in investment management of the Templeton funds since October 1992, we were saddened by his recent decision to step down as Chairman and Director of the U.S.-registered Templeton funds. The Fund's Board of Directors has elected John Wm. Galbraith, former vice chairman of Templeton, Galbraith & Hansberger, Ltd. to succeed him. The investment manager will continue to use the investment philosophies and principles established by Sir John.

We thank you for your participation in the Fund and welcome your comments and suggestions.


1. Source: Bloomberg. Based on quarterly percentage change over 15 years ended June 30, 1995.

--------------------------------------------------------------------------------

Performance Summary

In market-price terms, the Templeton China World Fund produced a total return of -29.58% for the one-year period ended August 31, 1995. Based on the change in actual net asset value (in contrast to market price), total return was -11.13% for the same period. Both total return figures assume reinvestment of dividends and capital gains in accordance with the dividend reinvestment plan.

During the reporting period, the Fund's closing price per share on the New York Stock Exchange decreased from $16.38 on August 31, 1994 to $10.50 on August 31, 1995, while the net asset value decreased from $14.92 to $12.07 for the same period. Shareholders received combined distributions totaling $1.265 per share, including short-term capital gains of $1.07 and dividend income totaling 19.5 cents ($0.195) per share. Distributions will vary, however, depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio. Past performance is not predictive of future results.

--------------------------------------------------------------------------------

Templeton China World Fund

Cumulative Total Returns*
Periods Ended August 31, 1995

                                                                        Since
                                                                      Inception
                                        Six-Month        One-Year     (09/09/93)
Based on change
in net asset value                        7.10%          -11.13%         -5.64%

Based on change
in market price                           2.43%          -29.58%        -22.86%

*Cumulative total return calculations show the change in value of an investment over the periods indicated. These calculations assume reinvestment of all distributions and capital gains, either at net asset value or at market price on the reinvestment date in accordance with the dividend reinvestment plan. Past performance is not predictive of future results.

--------------------------------------------------------------------------------

The Following Letter
was Written by Dr. Mobius
During a Recent Visit to China.

As you know, investing in emerging markets offers the potential for greater returns than investing in developed economies. At the same time, investors in these markets may be subject to greater risks. One of the most important of these risks is underdeveloped regulations. So, when the Chinese government recently issued its first explicit guidelines on foreign investment, it was an important step forward for China and for the Templeton China World Fund.

China's stock exchange structure and regulatory system are still being formulated and tested. In China, control is fragmented among several bodies. The China Securities Regulatory Commission (CSRC) is responsible for day-to-day regulation of stock exchanges and stock brokers, new share issues, commodity trading, and listing of bonds. The People's Bank of China regulates mutual funds, is responsible for approval of bond issues by financial institutions or companies, and also licenses and supervises securities dealers.

The Finance Ministry is responsible for treasury bonds and treasury bills, and the Foreign Exchange Control Bureau, an independent entity under the People's Bank of China, oversees foreign bond issues and foreign exchange transactions. At a higher level, the State Planning Commission decides annual quotas for both local and foreign stock and bond issues. If a company wants to issue foreign bonds, it must obtain approval from the Provincial Government, the CSRC, the State Planning Commission, and the Foreign Exchange Control Bureau. If the bond is to be convertible into shares, then the stock exchange where it will be listed must also give approval.

Currently, there are only two officially recognized stock exchanges -- in Shanghai and in Shenzhen,

                              [MAP APPEARS HERE]

just across the border from Hong Kong. There are trading centers in other major cities, including Dalian, Shenyang, Chendu, Chongking, Guangzhou, Fuzhou and Nanjing. Most of them are under the auspices of the People's Bank of China. Although trading occurs at the local share trading centers, all deals are settled in Shanghai or Shenzhen, depending on where the traded company is listed.

In purchasing shares, the Fund deals with brokers based in China. While some securities firms are still in their infancy, others have grown up very quickly and now undertake a diverse range of activities. At one of the securities firms in Dalian, most of the business comes not from brokerage activities but from short-term financing. The firm borrows money from banks and other securities firms and undertakes bond repurchase agreements with firms needing short-term (three-month, six-month or one-year) financing. These operations yield a margin of about 5%, the difference between the cost of funds and the rate of the repurchase agreements. These deals all flow through the Shanghai Stock Exchange. It acts as the counter-part for both sides, thus in effect, guaranteeing the transaction.

Although a sound legal framework supporting the capital markets is important in any country, the Fund does not depend solely on government protection when investing in emerging markets, including China. We independently assess and realistically seek to determine the risks before investing, and then try to minimize them by investing in a wide range of stocks, a wide range of sectors, and across several countries.

Sincerely,

/s/ J. Mark Mobius

J. Mark Mobius, Ph.D.
President
Templeton China World Fund, Inc.

Templeton China World Fund, Inc.
Financial Highlights

--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)

                                                                PERIOD FROM
                                                             SEPTEMBER 9, 1993
                                                             (COMMENCEMENT OF
                                               YEAR ENDED     OPERATIONS) TO
                                             AUGUST 31, 1995  AUGUST 31, 1994
                                             --------------- -----------------
Net asset value, beginning of period            $  14.92         $  14.10
                                                --------         --------
Income from investment operations:
 Net investment income                               .33              .16
 Net realized and unrealized gain (loss)           (1.91)             .79
                                                --------         --------
Total from investment operations                   (1.58)             .95
                                                --------         --------
Underwriting expenses deducted from capital           --             (.07)
Distributions:
 Dividends from net investment income               (.20)            (.06)
 Distributions from net realized gains             (1.07)              --
                                                --------         --------
Total distributions                                (1.27)            (.06)
                                                --------         --------
Change in net asset value                          (2.85)             .82
                                                --------         --------
Net asset value, end of period                  $  12.07         $  14.92
                                                ========         ========
TOTAL RETURN*
Based on market value per share                 (29.58)%            9.54%
Based on net asset value per share              (11.13)%            6.18%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                 $245,982         $297,835
Ratio of expenses to average net assets            1.65%            1.84%**
Ratio of net investment income to average
 net assets                                        2.77%            1.09%**
Portfolio turnover rate                            3.01%           81.81%

 *NOT ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR.
**ANNUALIZED.

                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton China World Fund, Inc.
Investment Portfolio, August 31, 1995

--------------------------------------------------------------------------------

 INDUSTRY ISSUE                                 COUNTRY   SHARES      VALUE
-------------------------------------------------------------------------------
 COMMON STOCKS: 87.5%
-------------------------------------------------------------------------------
 Appliances & Household Durables: 3.5%
          Hualing Holdings Ltd.                  H.K.    1,330,500 $    247,503
          Semi-Tech (Global) Co. Ltd.            H.K.    2,131,013    3,165,825
          Shanghai Narcissus Electric
           Appliances Co. Ltd., B                Chn.    2,858,000      823,104
          *Shanghai Vacuum Electron Devices
           Co. Ltd., B                           Chn.    9,054,586    2,336,083
          Shenzhen Huafa Electronics Co.
           Ltd., B                               Chn.    1,906,000      400,110
          *Shenzhen Konka Electronic Group
           Co. Ltd., B                           Chn.      651,000      391,054
          Tsann Kuen Enterprise Co. Ltd., B      Chn.    5,834,000    1,356,569
                                                                   ------------
                                                                      8,720,248
-------------------------------------------------------------------------------
 Automobiles: 2.1%
          Jardine International Motor
           Holdings Ltd.                         H.K.    3,704,000    3,875,778
          Qing Ling Motors Co. Ltd., H           Chn.    5,000,000    1,307,971
                                                                   ------------
                                                                      5,183,749
-------------------------------------------------------------------------------
 Banking: 8.0%
          HSBC Holdings PLC                      H.K.    1,402,263   18,839,343
          JCG Holdings Ltd.                      H.K.    1,194,000      894,613
                                                                   ------------
                                                                     19,733,956
-------------------------------------------------------------------------------
 Broadcasting & Publishing: 0.1%
          Leefung-Asco Printers Holdings Ltd.    H.K.    1,071,000      175,710
-------------------------------------------------------------------------------
 Building Materials & Components: 2.3%
          K Wah International Holdings Ltd.      H.K.   14,459,789    2,353,615
          Shanghai Yaohua Pilkington Glass, B    Chn.    3,152,000    3,404,160
                                                                   ------------
                                                                      5,757,775
-------------------------------------------------------------------------------
 Chemicals: 3.3%
          Shanghai Chlor-Alkali Chemical Co.
           Ltd., B                               Chn.    8,859,000    2,781,726
          Shanghai Petrochemical Co. Ltd., H     Chn.    7,500,000    2,446,389
          Shenzhen Petrochemical (Group)
           Shareholding Co. Ltd., B              Chn.    4,240,600    1,301,050
          Zhuhai Sez Lizhu Pharmaceutical, B     Chn.    4,309,600    1,670,172
                                                                   ------------
                                                                      8,199,337
-------------------------------------------------------------------------------
 Construction & Housing: 2.0%
          Hopewell Holdings Ltd.                 H.K.    6,249,344    4,520,905
          Wai Kee Holdings Ltd.                  H.K.    2,386,000      326,723
                                                                   ------------
                                                                      4,847,628
-------------------------------------------------------------------------------

Templeton China World Fund, Inc.
Investment Portfolio, August 31, 1995 (cont.)

--------------------------------------------------------------------------------

 INDUSTRY ISSUE                                 COUNTRY   SHARES      VALUE
-------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
-------------------------------------------------------------------------------
 Electrical & Electronics: 0.9%
          *China Treasure Telecomunications
           Holdings Ltd.                         H.K.    2,000,000 $    103,346
          Gold Peak Industries (Holdings)
           Ltd.                                  H.K.    1,812,000      836,830
          Great Wall Electronic International
           Ltd.                                  H.K.   12,668,000    1,030,983
          Shanghai Automation Instrumentation
           Co., B                                Chn.      772,000      179,104
          *Yaego Corp.                           Twn.       10,000       19,638
                                                                   ------------
                                                                      2,169,901
-------------------------------------------------------------------------------
 Electronic Components & Instruments: 0.2%
          S. Megga International Holdings
           Ltd.                                  H.K.    8,508,000      500,083
-------------------------------------------------------------------------------
 Financial Services: 1.6%
          Min Xin Holdings                       H.K.    1,000,000      189,898
          Peregrine Investments Holdings Ltd.    H.K.    1,581,000    2,256,821
          Sun Hung Kai & Co. Ltd.                H.K.    4,318,000    1,575,811
                                                                   ------------
                                                                      4,022,530
-------------------------------------------------------------------------------
 Food & Household Products: 2.9%
          C.P. Pokphand Co. Ltd.                 H.K.    7,186,000    2,831,327
          Fairwood Holdings Ltd.                 H.K.    4,530,000      380,377
          President Enterprises Corp.            Twn.    2,622,360    3,032,622
          *Shanghai New Asia Group Co. Ltd.,
           B                                     Chn.      384,000      198,912
          Vitasoy International Holdings Ltd.    H.K.    1,400,000      565,172
                                                                   ------------
                                                                      7,008,410
-------------------------------------------------------------------------------
 Industrial Components: 1.2%
          *Shanghai Refrigerator Compressor
           Co. Ltd., B                           Chn.      574,900      315,045
          *Shanghai Rubber Belt Co. Ltd., B      Chn.    4,170,270      725,627
          Shanghai Tyre & Rubber Co. Ltd., B     Chn.    5,474,900    1,905,265
                                                                   ------------
                                                                      2,945,937
-------------------------------------------------------------------------------
 Leisure & Tourism: 0.4%
          *Glynhill International Ltd.           H.K.      886,000       28,385
          Shanghai Jin Jiang Tower Co. Ltd.,
           B                                     Chn.    2,589,952      880,584
                                                                   ------------
                                                                        908,969
-------------------------------------------------------------------------------
 Machinery & Engineering: 2.1%
          China Textile Machinery Co. Ltd., B    Chn.   13,612,200    2,069,054
          Guangzhou Shipyard International
           Co. Ltd., H                           Chn.    1,204,000      439,388
          Shanghai Erfangji Textile Machinery
           Co. Ltd., B                           Chn.    8,177,510    1,422,887

Templeton China World Fund, Inc.
Investment Portfolio, August 31, 1995 (cont.)

--------------------------------------------------------------------------------

 INDUSTRY ISSUE                                 COUNTRY   SHARES      VALUE
-------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
-------------------------------------------------------------------------------
 Machinery & Engineering (cont.)
          Shanghai Industrial Sewing Machine
           Corp.                                 Chn.    2,155,100 $    400,849
          Shanghai Steel Tube Co. Ltd., B        Chn.    5,263,500      831,633
                                                                   ------------
                                                                      5,163,811
-------------------------------------------------------------------------------
 Merchandising: 2.4%
          Dickson Concepts (International)
           Ltd.                                  H.K.    2,689,000    1,788,961
          Fortei Holdings Ltd.                   H.K.    9,582,000      606,534
          Joyce Boutique Holdings Ltd.           H.K.    2,896,000      587,356
          Le Saunda Holdings Ltd.                H.K.    1,776,000      137,657
          Li & Fung Ltd.                         H.K.      288,000      213,926
          Linkful International Holdings Ltd.    H.K.    1,700,000      144,942
          Wo Kee Hong Holdings Ltd.              H.K.    6,826,000    1,895,866
          Yaohan Hongkong Corp. Ltd.             H.K.    6,888,000      480,496
                                                                   ------------
                                                                      5,855,738
-------------------------------------------------------------------------------
 Metals & Mining: 0.1%
          Maanshan Iron & Steel Co. Ltd., H      Chn.    1,500,000      249,968
-------------------------------------------------------------------------------
 Multi-Industry: 17.4%
          CNT Group Ltd.                         H.K.   16,802,770      987,632
          Cheung Kong Holdings Ltd.              H.K.    3,468,000   17,203,359
          China Southern Glass Co. Ltd., B       Chn.      905,840      511,371
          Dairy Farm International Holdings
           Ltd.                                  H.K.    4,859,255    4,519,107
          Jardine Matheson Holdings Ltd.         H.K.      661,803    4,764,982
          Jardine Strategic Holdings Ltd.        H.K.    1,703,000    5,347,420
          *Jardine Strategic Holdings Ltd.,
           wts.                                  H.K.      167,000       75,985
          Lai Sun Garment International Ltd.     H.K.    1,907,000    1,970,805
          Shenzhen Gintian Industrial Co.
           Ltd., B                               Chn.    2,309,680    1,038,327
          Shenzhen Tellus Machinery &
           Electronics Co. Ltd., B               Chn.    2,908,720      601,208
          Stelux International Holdings Ltd.     H.K.    8,475,084    2,435,998
          Swire Pacific Ltd., B                  H.K.      465,000      552,642
          Wheelock & Co. Ltd.                    H.K.    1,820,000    2,762,563
                                                                   ------------
                                                                     42,771,399
-------------------------------------------------------------------------------
 Real Estate: 25.7%
          China Overseas Land & Investment
           Ltd.                                  H.K.    6,048,000    1,125,064
          Hang Lung Development Co. Ltd.         H.K.    8,729,000   13,531,585
          *Hang Lung Development Co. Ltd.,
           wts.                                  H.K.      872,900      135,316
          Lai Sun Development Co. Ltd.           H.K.   21,838,000    2,595,396
          New World Development Co. Ltd.         H.K.    5,574,485   20,307,515
          Prince Housing Development Corp.       Twn.    2,184,600    1,326,744
          Shanghai Jinqiao Export Processing
           Zone Development, B                   Chn.    4,421,560    2,529,132

Templeton China World Fund, Inc.
Investment Portfolio, August 31, 1995 (cont.)

--------------------------------------------------------------------------------

 INDUSTRY ISSUE                                 COUNTRY   SHARES      VALUE
-------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
-------------------------------------------------------------------------------
 Real Estate (cont.)
          Shanghai Lujiaxui Finance & Trade
           Zn Dev Stock Co Ltd, B                Chn.      894,000 $    643,680
          Shanghai Outer Gaoqiao Free Trade
           Zone Develop. Co., B                  Chn.      616,000      257,488
          *Shenzhen Properties & Resources
           Develop. (Group) Ltd., B              Chn.    4,802,600    1,333,883
          Shenzhen Vanke Co. Ltd., B             Chn.    2,492,026      901,392
          Sun Hung Kai Properties Ltd.           H.K.    2,395,100   17,404,001
          Tian An China Investments Co. Ltd.     H.K.    6,869,750    1,011,693
          *Tian An China Investments Co.
           Ltd., wts.                            H.K.       82,350          511
                                                                   ------------
                                                                     63,103,400
-------------------------------------------------------------------------------
 Recreation, Other Consumer Goods: 4.6%
          +China First Pencil Co. Ltd., B        Chn.   10,261,440    3,345,229
          *Fu Hui Jewellery Co. (H.K.) Ltd.      H.K.    5,382,000      278,104
          KTP Holdings Ltd.                      H.K.    2,122,000      135,692
          Shanghai Forever Bicycle Co. Ltd.,
           B                                     Chn.    5,726,000      858,900
          Shanghai Phoenix Bicycle Co. Ltd.,
           B                                     Chn.    2,411,000      506,310
          Shanghai Wingsung Stationery Co.
           Ltd., B                               Chn.    3,835,400      939,673
          Shenzhen China Bicycles Co.
           Holdings Ltd., B                      Chn.    6,267,000    2,185,880
          Yue Yuen Industrial (Holdings) Ltd.    H.K.   12,346,000    3,157,871
                                                                   ------------
                                                                     11,407,659
-------------------------------------------------------------------------------
 Textiles & Apparel: 3.0%
          Goldlion Holdings Ltd.                 H.K.    9,210,000    4,640,098
          Laws International Holdings Ltd.       H.K.    4,282,000      685,916
          Shanghai Lian Hua Fibre Corp., B       Chn.    4,999,560    1,199,894
          Top Form International Ltd., 144a      H.K.    1,252,000      113,215
          Tungtex Holdings Co. Ltd.              H.K.      964,000      118,305
          Victor Onward Textile Industrial
           Co. Ltd., B                           Chn.    3,579,180      621,883
                                                                   ------------
                                                                      7,379,311
-------------------------------------------------------------------------------
 Transportation: 1.8%
          Chiwan Wharf Holdings Ltd., B          Chn.    1,470,000      698,824
          Cross Harbour Tunnel Co. Ltd.          H.K.      973,000    1,910,554
          IMC Holdings Ltd.                      H.K.    2,435,000    1,736,365
                                                                   ------------
                                                                      4,345,743
-------------------------------------------------------------------------------
 Utilities Electrical & Gas: 1.6%
          Hong Kong Electric Holdings Ltd.       H.K.      642,000    2,226,805
          Shandong Huaneng Power                 Chn.      132,000    1,105,500
          Wing Shan International Ltd.           H.K.    5,544,000      709,025
                                                                   ------------
                                                                      4,041,330
-------------------------------------------------------------------------------

Templeton China World Fund, Inc.
Investment Portfolio, August 31, 1995 (cont.)

--------------------------------------------------------------------------------

 INDUSTRY ISSUE                           COUNTRY      SHARES         VALUE
-------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
-------------------------------------------------------------------------------
 Wholesale & International Trade: 0.3%
          East Asiatic Co. (Hong Kong)
           Ltd.                            H.K.       6,598,000    $    809,727
                                                                   ------------
 TOTAL COMMON STOCKS (cost $259,260,876)                            215,302,319
-------------------------------------------------------------------------------
                                                    PRINCIPAL IN
                                                  LOCAL CURRENCY**
-------------------------------------------------------------------------------
 SHORT-TERM OBLIGATIONS: 8.5% (cost
  $20,897,921)
-------------------------------------------------------------------------------
          U.S. Treasury Bills, 5.26% to
           5.39% with
           maturities to 10/12/95          U.S.      20,945,000      20,897,977
-------------------------------------------------------------------------------
 TOTAL INVESTMENTS: 96.0% (cost
  $280,158,797)                                                     236,200,296
 OTHER ASSETS, LESS LIABILITIES: 4.0%                                 9,782,185
                                                                   ------------
 TOTAL NET ASSETS: 100.0%                                          $245,982,481
                                                                   ============

 *NON-INCOME PRODUCING.
**CURRENCY OF COUNTRY INDICATED.
 +SEE NOTE 5.


                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton China World Fund, Inc.
Financial Statements

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
August 31, 1995

Assets:
 Investments in securities, at value (identified cost
  $280,158,797)                                        $236,200,296
 Cash--foreign currencies                                12,095,557
 Dividends receivable                                       389,884
 Unamortized organization costs                              14,456
                                                       ------------
   Total assets                                         248,700,193
                                                       ------------
Liabilities:
 Payables for investment
  securities purchased                                    1,730,109
 Accrued expenses                                           987,603
                                                       ------------
   Total liabilities                                      2,717,712
                                                       ------------
Net assets, at value                                   $245,982,481
                                                       ============
Net assets consist of:
 Undistributed net investment income                   $  4,832,161
 Net unrealized depreciation                            (44,389,968)
 Accumulated net realized loss                             (173,436)
 Net capital paid in on shares of
  capital stock                                         285,713,724
                                                       ------------
Net assets, at value                                   $245,982,481
                                                       ============
Shares outstanding                                       20,383,771
                                                       ============
Net asset value per share ($245,982,481 / 20,383,771)  $      12.07
                                                       ============


STATEMENT OF OPERATIONS
for the year ended August 31, 1995

Investment income:
 (net of $98,174
 foreign taxes withheld)
 Dividends                                          $  8,846,207
 Interest                                              2,041,077
                                                    ------------
  Total income                                                    $ 10,887,284
Expenses:
 Management fees (Note 3)                              3,196,568
 Administrative fees (Note 3)                            491,800
 Custodian fees                                          114,801
 Transfer agent fees                                     134,561
 Reports to shareholders                                  22,623
 Audit fees                                               35,440
 Directors' fees and expenses                             38,463
 Registration and filing fees                              6,072
 Legal fees (Note 3)                                      13,925
 Amortization of
  organization costs                                       4,745
 Other                                                     5,675
                                                    ------------
  Total expenses                                                     4,064,673
                                                                  ------------
   Net investment income                                             6,822,611
Realized and unrealized
 gain (loss):
 Net realized gain (loss) on:
  Investments                                            110,214
  Foreign currency transactions                          (35,135)
                                                    ------------
                                                          75,079
                                                    ------------
 Net unrealized
  depreciation on:
  Investments                                        (38,414,753)
  Foreign currency translation of other assets and
   liabilities                                          (639,127)
                                                    ------------
                                                     (39,053,880)
                                                    ------------
  Net realized and unrealized loss                                 (38,978,801)
                                                                  ------------
Net decrease in net assets resulting from
 operations                                                       $(32,156,190)
                                                                  ============

                  SEE NOTES TO FINANCIAL STATEMENTS.

Templeton China World Fund, Inc.
Financial Statements (cont.)

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                           FOR THE PERIOD
                                                          SEPTEMBER 9, 1993
                                                            (COMMENCEMENT
                                            YEAR ENDED    OF OPERATIONS) TO
                                          AUGUST 31, 1995  AUGUST 31, 1994
                                          --------------- -----------------
Increase (decrease) in net assets:
 Operations:
  Net investment income                    $  6,822,611     $  3,137,784
  Net realized gain on investment and
   foreign currency transactions                 75,079       21,107,798
  Net unrealized depreciation               (39,053,880)      (5,336,088)
                                           ------------     ------------
   Net increase (decrease) in net assets
    resulting from operations               (32,156,190)      18,909,494
 Distributions to shareholders:
  From net investment income                 (3,932,176)      (1,196,058)
  From net realized gains                   (21,356,313)              --
 Capital share transactions (Note 2)          5,592,621      280,021,092
                                           ------------     ------------
   Net increase (decrease) in net assets    (51,852,058)     297,734,528
Net assets:
 Beginning of period                        297,834,539          100,011
                                           ------------     ------------
 End of period                             $245,982,481     $297,834,539
                                           ============     ============


                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton China World Fund, Inc.
Notes to Financial Statements

--------------------------------------------------------------------------------
1. SUMMARY OF ACCOUNTING POLICIES

Templeton China World Fund, Inc. (the Fund), is a Maryland corporation and com-menced operations on September 9, 1993 as a closed-end, non-diversified manage-ment investment company registered under the Investment Company Act of 1940. The following summarizes the Fund's significant accounting policies.

a. Securities Valuations:

Securities listed or traded on a recognized national or foreign stock exchange or NASDAQ are valued at the last reported sales prices on the principal ex-change on which the securities are traded. Over-the-counter securities and listed securities for which no sale is reported are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors.

b. Foreign Currency Transactions:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign curren-cies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells foreign securities it customar-ily enters into a foreign exchange contract to minimize foreign exchange risk between the trade date and the settlement date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of for-eign currencies, currency gains or losses realized between the trade and set-tlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

c. Income Taxes:

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision has been made for income taxes.

d. Security Transactions, Investment Income, Distributions and Expenses:

Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividend income from foreign secu-rities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Distributions to shareholders which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

e. Unamortized Organization Costs:

Organization costs are being amortized on a straight line basis over five years.

Templeton China World Fund, Inc.
Notes to Financial Statements (cont.)

--------------------------------------------------------------------------------

2. TRANSACTIONS IN SHARES OF CAPITAL STOCK

On September 9, 1993, the fund completed the initial public offering of 19,927,199 shares of its common stock; proceeds paid to the Fund amounted to $279,624,231, after deduction of underwriting commissions and expenses of $1,349,288.

As of August 31, 1995, there were 100,000,000 shares of capital stock autho-rized ($0.01 par value). During the year ended August 31, 1995 and the period ended August 31, 1994, 426,592 shares were issued for $5,592,621 and 22,887 shares were issued for $396,861, respectively, from reinvested distributions.

3. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also directors or officers of Templeton In-vestment Management (Hong Kong) Limited (TIML) and Templeton Global Investors, Inc. (TGII), the Fund's investment manager and administrative manager, respec-tively. The Fund pays monthly an investment management fee to TIML equal, on an annual basis, to 1.25% of the average weekly net assets of the Fund. Effective September 29, 1995, TIML has been reorganized as the Hong Kong office of Tem-pleton Investment Management (Singapore) Pte. Ltd., an indirect wholly owned subsidiary of Franklin Resources, Inc. The Fund pays TGII monthly a fee of 0.25% per annum of the Fund's average weekly net assets of which 0.20% is paid to Middlesex Administrators L.P., an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, for sub-administration services.

An officer of the Fund is a partner of Dechert Price & Rhoads, legal counsel for the Fund, which firm received $13,925 for the year ended August 31, 1995.

4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 1995, aggregated $82,637,687 and $6,031,520, respective-ly. The cost of securities for federal income tax purposes is $280,249,439. Re-alized gains and losses are reported on an identified cost basis.

At August 31, 1995, the aggregate gross unrealized appreciation and deprecia-tion of portfolio securities, based on cost for federal income taxes purposes, was as follows:

     Unrealized appreciation      $ 12,738,010
     Unrealized depreciation       (56,787,153)
                                  ------------
     Net unrealized depreciation  $(44,049,143)
                                  ============

5. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" as invest-ments in portfolio companies in which the Fund owns 5% or more of the outstand-ing voting securities. Investments in "affiliated companies" at August 31, 1995 amounted to $3,345,229. For the year ended August 31, 1995, dividend income from affiliated companies was $203,005.

Templeton China World Fund, Inc.
Notes to Financial Statements (cont.)

--------------------------------------------------------------------------------

6. UNAUDITED QUARTERLY RESULTS OF OPERATIONS

                                                                                     NET INCREASE
                                                              NET GAIN (LOSS)         (DECREASE)
                                                             ON INVESTMENT AND       IN NET ASSETS
                          INVESTMENT      NET INVESTMENT     FOREIGN CURRENCY       RESULTING FROM
                            INCOME            INCOME           TRANSACTIONS           OPERATIONS
                       ----------------- -----------------  --------------------  --------------------
                                    PER               PER                  PER                   PER
                          TOTAL    SHARE   TOTAL     SHARE     TOTAL      SHARE      TOTAL      SHARE
                       ----------- ----- ----------  -----  ------------  ------  ------------  ------
1995
For the period ended:
November 30, 1994      $ 2,619,334 $.13  $1,281,642  $ .06  $(36,609,484) $(1.80) $(35,327,842) $(1.74)
February 28, 1995        2,104,903  .10   1,318,653    .07   (14,237,355)   (.70)  (12,918,702)   (.63)
May 31, 1995             3,952,400  .19   2,943,317    .14     6,215,547     .31     9,158,864     .45
August 31, 1995          2,210,647  .11   1,278,999    .06     5,652,491     .28     6,931,490     .34
                       ----------- ----  ----------  -----  ------------  ------  ------------  ------
                       $10,887,284 $.53  $6,822,611  $ .33  $(38,978,801) $(1.91) $(32,156,190) $(1.58)
                       =========== ====  ==========  =====  ============  ======  ============  ======
1994
For the period ended:
November 30, 1993      $ 2,039,067 $.10  $  966,328  $ .05  $ 16,935,638  $  .85  $ 17,901,966  $  .90
February 28, 1994        1,187,223  .06    (332,525)  (.02)   20,750,274    1.04    20,417,749    1.02
May 31, 1994             2,032,737  .10     701,892    .04   (33,091,784)  (1.66)  (32,389,892)  (1.62)
August 31, 1994          3,185,578  .16   1,802,089    .09    11,177,582     .56    12,979,671     .65
                       ----------- ----  ----------  -----  ------------  ------  ------------  ------
                       $ 8,444,605 $.42  $3,137,784  $ .16  $ 15,771,710  $  .79  $ 18,909,494  $  .95
                       =========== ====  ==========  =====  ============  ======  ============  ======

Templeton China World Fund, Inc.
Independent Auditor's Report

--------------------------------------------------------------------------------
The Board of Directors and Shareholders
Templeton China World Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the investment portfolio of Templeton China World Fund, Inc. as of August 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year ended August 31, 1995 and for the period from September 9, 1993 (commencement of operations) to August 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial high-lights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of Au-gust 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement pre-sentation. We believe that our audits provide a reasonable basis for our opin-ion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tem-pleton China World Fund, Inc. as of August 31, 1995, the results of its opera-tions, the changes in its net assets and the financial highlights for the peri-ods indicated, in conformity with generally accepted accounting principles.

                                          /s/ McGladrey & Pullen, LLP
New York, New York
September 29, 1995

Templeton China World Fund, Inc.

--------------------------------------------------------------------------------

DIVIDEND REINVESTMENT PLAN

The Fund offers a Dividend Reinvestment Plan (the "Plan") with the following features: .Shareholders must affirmatively elect to participate in the Plan; Stock dividends will be reinvested automatically; Chemical Mellon Securities Trust Company, Dividend Reinvestment Services, P.O. Box 750, Pittsburgh, PA 15230, will provide additional Plan information upon request. .Whenever the Fund declares dividends in either cash or common stock of the Fund, if the mar-ket price is equal to or exceeds net asset value at the valuation date, partic-ipants will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value and if divi-dends and/or capital gains distributions are payable only in cash, the partici-pant will receive shares purchased on the New York Stock Exchange or otherwise on the open market. .The reinvestment of dividends and/or capital gains, even though no cash has been received, may be taxable. .The participant may withdraw from the Plan without penalty at any time by written notice to Chemical Mellon Securities Trust Company. Upon withdrawal, the participant will receive, with-out charge, stock certificates issued in the participant's name for all full shares; or, if the participant's wishes, Chemical Mellon Securities Trust Com-pany will sell the participant's shares and send the proceeds, less a service fee of $5.00 and less brokerage commissions. .Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of brokerage commissions. Brokerage commissions will be deducted from amounts to be invested. .The Plan does not offer a cash purchase plan option.


SHAREHOLDER INFORMATION

Weekly comparative net asset value and market price information about Templeton China World Fund shares is published each Monday in The Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other news-pa-pers in a table called "Publicly Traded Funds". The Fund's New York Stock Ex-change trading symbol is TCH.

For current information about the net asset value, call 1-800-357-0738.

If any shareholder is not receiving copies of the Reports to Shareholders be-cause shares are registered in a broker's name or in a custodian's name, he or she can write and request that his or her name be added to the Fund's mailing list, by writing Templeton China World Fund, Inc., 700 Central Avenue, St. Pe-tersburg, FL 33701.

                                     Notes
                                     -----

                                     Notes
                                     -----

TEMPLETON

CHINA

WORLD

FUND, INC.

Annual Report
August 31, 1995




[LOGO OF FRANKLIN TEMPLETON APPEARS HERE]




TEMPLETON CHINA WORLD FUND, INC.

700 Central Avenue
St. Petersburg,
Florida 33701-3628

Auditors
McGladrey & Pullen, LLP
555 Fifth Avenue
New York, New York 10017-2416

Investors should be aware that the value of investments made for the Fund may go up as well as down and that the Investment Manager may make errors in selecting securities for the Fund's portfolio. Like any investment in securities, the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and Fund investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.



[RECYCLED PAPER LOGO                                             TLTCH A95 10/95
   APPEARS HERE]